                                                                      Exhibit 23

              Consent of Ernst & Young LLP, Independent Auditors

We consent to the incorporation by reference in this Annual Report (Form 10-K) of IKON Office Solutions, Inc. of our report dated October 25, 1999, (except for the first paragraph of note 10 and note 18, as to which the date is November
24, 1999 and the fourth paragraph of note 6, as to which the date is December 9,
1999), included in the 1999 Annual Report to Shareholders of IKON Office Solutions, Inc.

Our audits also included the financial statement schedule of IKON Office Solutions, Inc. listed in Item 14(a). This schedule is the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, the financial statement schedule referred to above, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

We consent to the incorporation by reference in the following registration statements on Forms S-3, S-4 and S-8 of IKON Office Solutions, Inc. and in the related Prospectuses of our report dated October 25, 1999, (except for the first paragraph of note 10 and note 18, as to which the date is November 24, 1999 and the fourth paragraph of note 6, as to which the date is December 9,1999), with respect to the consolidated financial statements of IKON Office Solutions, Inc. incorporated by reference in its Annual Report (Form 10-K) for the fiscal year ended September 30, 1999, filed with the Securities and Exchange Commission.

-----------------------------------------------------------------------------------------------------------
   REGISTRATION NUMBER                     FILING DATE                       DESCRIPTION
-----------------------------------------------------------------------------------------------------------
2-66880                           March 10, 1980                    IKON Office Solutions, Inc. 1980
                                                                    Deferred Compensation Plan
-----------------------------------------------------------------------------------------------------------
2-75296                           December 11, 1982                 IKON Office Solutions, Inc. 1982
                                                                    Deferred Compensation Plan
-----------------------------------------------------------------------------------------------------------
33-00120                          September 6, 1985                 IKON Office Solutions, Inc. 1985
                                                                    Deferred Compensation Plan
-----------------------------------------------------------------------------------------------------------
33-26732                          January 27, 1989                  IKON Office Solutions, Inc. Non
                                                                    Employee Directors' Stock Option Plan
                                                                    (formerly 1989 Directors' Stock
                                                                    Option Plan)
-----------------------------------------------------------------------------------------------------------
33-36745                          September 10, 1990                IKON Office Solutions, Inc. 1991
                                                                    Deferred Compensation Plan
-----------------------------------------------------------------------------------------------------------
33-38193                          December 10, 1990                 IKON Office Solutions, Inc. 1986
                                                                    Stock Option Plan
-----------------------------------------------------------------------------------------------------------
33-54781                          July 28, 1994                     IKON Office Solutions, Inc. Stock
                                                                    Award Plan
-----------------------------------------------------------------------------------------------------------
33-56469                          November 15, 1994                 IKON Office Solutions, Inc. 1995
                                                                    Stock Option Plan
-----------------------------------------------------------------------------------------------------------
33-56471                          November 15, 1994                 IKON Office Solutions, Inc. Long Term
                                                                    Incentive Compensation Plan
-----------------------------------------------------------------------------------------------------------
33-64177                          November 14, 1995                 IKON Office Solutions, Inc.
                                                                    $750,000,000 Debt Securities,
                                                                    Preferred Stock or Common Stock
-----------------------------------------------------------------------------------------------------------
333-24931                         April 10, 1997                    IKON Office Solutions, Inc.
                                                                    10,000,000 Shares of Common Stock
-----------------------------------------------------------------------------------------------------------
333-47783                         March 11, 1998                    IKON Office Solutions, Inc. Stock
                                                                    Award Plan
-----------------------------------------------------------------------------------------------------------
333-66975                         November 11, 1998                 IKON Office Solutions, Inc.
                                                                    Retirement Savings Plan
-----------------------------------------------------------------------------------------------------------


Philadelphia, Pennsylvania                        /s/ Ernst & Young LLP
                                                  ------------------------------
December   28, 1999